UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): December 12, 2011

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Compensatory Arrangements of Certain Officers

(i)	Performance Share Plans

On December 13, 2011, our Board of Directors, upon the recommendation of the Executive Compensation and Human Resources Committee (the Compensation Committee), approved the adoption of two performance share plans, the Boston Scientific Corporation Total Shareholder Return Performance Share Plan for 2012 (the 2012 TSR PSP) and the Boston Scientific Corporation Free Cash Flow Performance Share Plan for 2012 (the 2012 FCF PSP). The performance share awards granted under these plans are a component of the overall mix of our long-term incentive program, and will represent a greater percentage of that mix for 2012. Under both plans, performance share awards will be granted to our executive officers and certain members of our senior management team in the form of deferred stock units issued under our 2011 Long Term Incentive Plan which was previously approved by our stockholders.

(A)    2012 Total Shareholder Return Performance Share Plan

 The purpose of the 2012 TSR PSP is to align our executive compensation program with the interests of shareholders and to reinforce the concept of pay for performance by comparing the Total Shareholder Return (TSR) of our common stock to the TSR of the other companies included in the S&P 500 Healthcare Index over a three-year period beginning on January 1, 2012 and ending on December 31, 2014 (the Performance Period).  Under the 2012 TSR PSP, the TSR for Boston Scientific and such other companies will be measured in three annual performance cycles over the Performance Period. At the end of the Performance Period, the final TSR will be calculated using the simple average of the TSR for the three annual performance cycles.  Performance share awards will vest only upon satisfaction of both the performance criteria and the payment eligibility criteria set forth in the 2012 TSR PSP, subject to certain exceptions in the event of a change of control or termination for retirement, death or disability.

A copy of the 2012 TSR PSP is filed as Exhibit 10.1 hereto and incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the 2012 TSR PSP.

(B)    2012 Free Cash Flow Performance Share Plan

The purpose of the 2012 FCF PSP is to align our executive compensation program with the interests of shareholders and to reinforce the concept of pay for performance by providing incentives for the achievement of key business performance objectives critical to our success.  Under the 2012 FCF PSP, performance will be measured by comparing our actual free cash flow for the one-year period beginning on January 1, 2012 and ending on December 31, 2012 against our 2012 financial plan performance for free cash flow. Performance share awards will only vest upon satisfaction of both the performance criteria and the payment eligibility criteria (which include a three-year service period) set forth in the 2012 FCF PSP, subject to certain exceptions in the event of a change of control or termination for retirement, death or disability.

A copy of the 2012 FCF PSP is filed as Exhibit 10.2 hereto and incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the 2012 FCF PSP.

(ii)	Severance Plans

(A)	Boston Scientific Corporation Severance Pay and Layoff Notification Plan as Amended and Restated

On December 12, 2011, our Compensation Committee approved the Boston Scientific Corporation Severance Pay and Layoff Notification Plan as Amended and Restated (the Bridge Plan). The Bridge Plan restates our existing Boston Scientific Corporation Severance Pay and Layoff Notification Plan (the Prior Plan) as of January 1, 2012. The purpose of the Bridge Plan is to provide, under certain circumstances, severance benefits to eligible United States employees (including executive officers) hired prior to January 1, 2012 who receive notice of involuntary termination of their employment due to a Layoff (as such term is defined in the Bridge Plan) during the two-year period starting January 1, 2012 and ending December 31, 2013. The Prior Plan will remain in effect for eligible employees who receive notice of involuntary termination of their employment due to a Layoff (as such term is defined in the Prior Plan) on or before December 31, 2011. The severance benefits available under the Bridge Plan for eligible employees meeting plan conditions generally include (a) severance pay, (b) outplacement services and (c) subsidized COBRA continuation of health coverage, all for a specified period of time following termination (the amount and duration of which are calculated based on position classification, Pay and Years of Service - as such terms as defined in the Bridge Plan). The payment of severance pay and a portion of the outplacement services above a certain amount are subject to the receipt of a release of claims. The material changes from the Prior Plan include the payment of a lump sum instead of pay continuation for the relevant period and certain pro-rated bonus payments will not be available to eligible employees unless they are employed in a bonus-eligible position for at least nine months in a given year and their termination is due to a Layoff (as such term is defined in the Bridge Plan).

A copy of the Bridge Plan is filed as Exhibit 10.3 hereto and incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Bridge Plan.

(B)    Boston Scientific Corporation U.S. Severance Plan for Exempt Employees

On December 13, 2011, our Board of Directors, upon the recommendation of the Compensation Committee, approved the adoption of the Boston Scientific Corporation U.S. Severance Plan for Exempt Employees (the Exempt Plan) effective as of January 1, 2012. The purpose of the Exempt Plan is to provide, under certain circumstances, severance benefits to (1) eligible United States exempt employees (including executive officers) who are hired on or after January 1, 2012 and (2) effective as of January 1, 2014, eligible United States exempt employees (including executive officers) hired prior to January 1, 2012 who do not receive notice of involuntary termination of their employment due to a Layoff (as such term is defined in the Exempt Plan) by December 31, 2013. The severance benefits under the Exempt Plan for eligible employees meeting plan conditions generally include (a) severance pay, (b) outplacement services and (c) subsidized COBRA continuation of health coverage, all for a specified period of time following termination (the amount and duration of which are calculated based on position classification, Pay and Years of Service - as such terms as defined in the Exempt Plan The payment of severance pay and a portion of the outplacement services above a certain amount are subject to the receipt of a release of claims.

A copy of the Exempt Plan is filed as Exhibit 10.4 hereto and incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Exempt Plan.

In addition, on December 13, 2011, our Board of Directors also approved the adoption of the Boston Scientific Corporation U.S. Severance Plan for Non-Exempt Employees effective as of January 1, 2012.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits (# compensatory plans or arrangements)

Exhibit No.    Description

10.1	Boston Scientific Corporation 2012 Total Shareholder Return Performance Share Plan effective as of January 1, 2012#

10.2	Boston Scientific Corporation 2012 Free Cash Flow Performance Share Plan effective as of January 1, 2012#

10.3	Boston Scientific Corporation Severance Pay and Layoff Notification Plan as Amended and Restated, effective as of January 1, 2012#

10.4	Boston Scientific Corporation U.S. Severance Plan for Exempt Employees, effective as of January 1, 2012#

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2011	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President, Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Boston Scientific Corporation 2012 Total Shareholder Return Performance Share Plan effective as of January 1, 2012

10.2	Boston Scientific Corporation 2012 Free Cash Flow Performance Share Plan effective as of January 1, 2012

10.3	Boston Scientific Corporation Severance Pay and Layoff Notification Plan as Amended and Restated, effective as of January 1, 2012

10.4	Boston Scientific Corporation U.S. Severance Plan for Exempt Employees, effective as of January 1, 2012